As filed with the Securities and Exchange Commission on March 3, 2003.
                    Registration Nos. 033-54642 and 811-07342

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /x/
                           PRE-EFFECTIVE AMENDMENT NO.                     / /
                         POST-EFFECTIVE AMENDMENT NO. 98                   /x/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/
                                AMENDMENT NO. 99                           /x/

                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                      (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 1 800-348-4782

            Judy R Bartlett, c/o J.P. Morgan Funds Distributor, Inc.
                       522 Fifth Avenue, New York, NY 10036
                     (Name and Address of Agent for Service)

                        Copy to:  John E. Baumgardner, Jr.,
                                  Sullivan & Cromwell
                                  125 Broad Street
                                  New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485 (b).

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS FEBRUARY 28, 2003


JPMORGAN U.S. EQUITY FUNDS

ULTRA SHARES

DISCIPLINED EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Disciplined Equity Fund                                             1

The Fund's Management and Administration                            7

How Your Account Works                                              8

   Buying Fund Shares                                               8

   Selling Fund Shares                                              8

   Exchanging Fund Shares                                           9

   Other Information Concerning the Fund                            9

   Distributions and Taxes                                         10

Risk and Reward Elements                                           11

How To Reach Us                                            Back cover

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
11-12.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that it considers overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.




The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes what it believes to be an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is intended to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.


The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that it identifies as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price


- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may, therefore, lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may also have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P 500, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998        32.35%
1999        18.32%
2000       -10.87%
2001       -11.71%

---------------------------------------------
BEST QUARTER 4th quarter, 1998         22.85%
---------------------------------------------
WORST QUARTER 3rd quarter, 2001       -15.97%
---------------------------------------------

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

* ULTRA CLASS SHARES HAVE NOT YET BEEN LAUNCHED; THEREFORE, THE FUND'S PERFORMANCE IN THE TABLE FROM 9/10/01 THROUGH 12/31/01 IS BASED ON THE FUND'S INSTITUTIONAL CLASS SHARES, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SIMILAR TO THE ESTIMATED EXPENSES OF, THE ULTRA SHARES) FROM 1/3/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                           PAST 1 YR.    LIFE OF FUND
-------------------------------------------------------------------------------------
 ULTRA SHARES -- RETURN BEFORE TAXES                         -11.71        10.25

 ULTRA SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS         -11.96         9.19

 ULTRA SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                                     -7.13         8.04

 S&P 500 INDEX^ (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES OR TAXES)                                   -11.88         9.53

 LIPPER LARGE-CAP CORE FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                          -12.83         8.58


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE FOR THE BENCHMARKS IS AS OF 1/31/97.
^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR ULTRA SHARES

The estimated expenses of the Ultra Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ULTRA ASSETS)

 MANAGEMENT FEES                                                         0.25
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.05
 OTHER EXPENSES(1)                                                       0.20

 TOTAL ANNUAL OPERATING EXPENSES                                         0.50
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.15)

 NET EXPENSES(2)                                                         0.35

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF ULTRA SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.35% OF ITS AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES AS THEY MAY DETERMINE FROM TIME TO TIME.

EXAMPLE


- you invest $10,000 in the Fund for the periods indicated;


- you redeem all of your shares at the end of each period;

- your investment has a 5% return each year; and

- you pay net expenses through 4/30/05 and total operating expenses thereafter.

Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
  (WITH OR WITHOUT REDEMPTION)   36         128         248         597

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Disciplined Equity Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the fiscal year, ended December 31, 2002, the adviser was paid a management fee (net of waivers) of 0.35% of average daily net assets. Effective March 21, 2003, the management fee has been reduced to 0.25% of average daily net assets.


THE PORTFOLIO MANAGERS

The portfolio management team for the Fund is led by Jonathan N. Golub, Vice President of JPMIM and CFA, Timothy J. Devlin, Vice President of JPMIM and Nanette Buziak, Vice President of JPMIM. Mr Golub is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort as Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Ultra Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and the distributor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

You will pay the public
offering price, which is based on the
next NAV calculated after the JPMorgan
Funds Service Center accepts your
order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated
Clearing House (ACH) transaction is
received together with a completed
application or other instructions in
proper form.


HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Ultra Shares of the Fund. The price you pay for your shares is the net asset value per share of the class (NAV). NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. The Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its Board of Trustees. When fair value is used, the prices of securities used by the Fund to calculate the class's NAV may differ from quoted or published prices for the same securities.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You will pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Ultra Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

All purchases of Ultra Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782.

MINIMUM INVESTMENTS

Investors must buy a minimum of $20,000,000 worth of Ultra Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Ultra Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm that you want to sell your Disciplined Equity Fund Ultra Shares. They will send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Ultra Class Shares for shares of the same class or Institutional Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If some-one trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                               POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------   -------------------------------------------  -----------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before        - The Fund can take advantage of             - The Fund segregates liquid assets to
  issue or for delayed delivery, it             attractive transaction opportunities         offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the           - The Fund could realize gains in a          - The Fund generally avoids short-term
  Fund's brokerage and related costs            short period of time                         trading, except to take advantage of
- Increased short-term capital gains          - The Fund could protect against losses        attractive or unexpected opportunities
  distributions could raise                     if a stock is overvalued and its value       or to meet demands generated by
  shareholders' income tax liability            later falls                                  shareholder activity
  such as increase in transaction costs
  and/or tax liability, if not offset by
  any appreciation from short-term
  trading would reduce the Fund's
  returns.

DERIVATIVES
- Derivatives such as futures, options,       - Hedges that correlate well with            - The Fund uses derivatives, for hedging
  swaps, and forward foreign currency           underlying positions can reduce or           and for risk management (i.e., or to
  contracts(1) that are used for hedging        eliminate losses at low cost                 establish or adjust exposure to
  the portfolio or specific securities        - The Fund could make money and protect        particular securities, markets or
  may not fully offset the underlying           against losses if management's               currencies); risk management may
  positions and this could result in            analysis proves correct                      include management of the Fund's
  losses to the Fund that would not have      - Derivatives that involve leverage            exposure relative to its benchmark
  otherwise occurred                            could generate substantial gains at        - The Fund only establishes hedges that
- Derivatives used for risk management          low cost                                     it expects will be highly correlated
  or to increase the Fund's gain may not                                                     with underlying positions
  have the intended effects and may                                                        - While the Fund may use derivatives
  result in losses or missed                                                                 that incidentally involve leverage, it
  opportunities                                                                              does not use them for the specific
- The counterparty to a derivatives                                                          purpose of leveraging its portfolio
  contract could default
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets, and defer recognition
  of certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                               POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------   -------------------------------------------  -----------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there       - The Fund may enhance income through        - The adviser maintains a list of
  is a risk that the loaned securities          the investment of the collateral             approved borrowers
  may not be returned if the borrower or        received from the borrower                 - The Fund receives cash collateral
  the lending agent defaults                                                                 equal to at least 100% of the current
- The collateral will be subject to the                                                      value of the securities loaned plus
  risks of the securities in which it is                                                     accrued interest
  invested                                                                                 - The lending agents indemnify the Fund
                                                                                             against borrower default
                                                                                           - The adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses
                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loaned within the
                                                                                             normal settlement period

MARKET CONDITIONS
- The Fund's share price and performance      - Stocks have generally outperformed         - Under normal circumstances the Fund
  will fluctuate in response to stock           more stable investments (such as bonds       plans to remain fully invested in
  and/or bond market movements                  and cash equivalents) over the long          accordance with its policies. Equity
- Adverse market conditions may from            term                                         investments may include depositary
  time to time cause the Fund to take                                                        receipts, (such as ADRs and EDRs),
  temporary defensive positions that are                                                     common stocks, convertible securities,
  inconsistent with its principal                                                            preferred stocks, trust or partnership
  investment strategies and may hinder                                                       interests, warrants, rights and
  the Fund from achieving its investment                                                     investment company securities
  objective                                                                                - The Fund seeks to limit risk and
                                                                                             enhance performance through active
                                                                                             management and diversification
                                                                                           - During severe market downturns, the
                                                                                             Fund has the option of investing up to
                                                                                             100% of assets in high quality
                                                                                             short-term instruments

MANAGEMENT CHOICES
- The Fund could underperform its             - The Fund could outperform its              - The adviser focuses its active
  benchmark due to its securities and           benchmark due to these same choices          management on securities selection,
  asset allocation choices and the                                                           the area where it believes its
  effectiveness of its research                                                              commitment to research can most
                                                                                             enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could      - Favorable exchange rate movements          - The Fund anticipates that total
  reduce gains or create losses                 could generate gains or reduce losses        foreign investments will not exceed
- The Fund could lose money because of        - Foreign investments, which represent a       20% of total assets
  foreign government actions, political         major portion of the world's               - The Fund actively manages the currency
  instability or lack of adequate and           securities, offer attractive potential       exposure of its foreign investments
  accurate information                          performance and opportunities for            relative to its benchmarks, and may
- Currency and investment risks tend to         diversification                              hedge back into the U.S. dollar from
  be higher in emerging markets; these        - Emerging markets can offer higher            time to time (see also "Derivatives");
  markets also present higher liquidity         returns                                      these currency management techniques
  and valuation risks                                                                        may not be available for certain
                                                                                             emerging markets investments

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing      - These holdings may offer more              - The Fund may not invest more than 15%
  these holdings precisely                      attractive yields or potential growth        of net assets in illiquid holdings
- The Fund could be unable to sell these        than comparable widely traded              - To maintain adequate liquidity to meet
  holdings at the time or price it              securities                                   redemptions, the Fund may hold high
  desires                                                                                    quality short-term securities
                                                                                             (including repurchase agreements and
                                                                                             reverse repurchase agreements) and,
                                                                                             for temporary or extraordinary
                                                                                             purposes, may borrow from banks up to
                                                                                             33 1/3% of the value of its total
                                                                                             assets or draw on a line of credit

                       This page intentionally left blank.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

          The Investment Company Act File No. for the Fund is 811-7342.

         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                      PR-DEU-203

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION


                                                               FEBRUARY 28, 2003


                        J.P. MORGAN INSTITUTIONAL FUNDS

                           JPMORGAN DIVERSIFIED FUND
                        JPMORGAN DISCIPLINED EQUITY FUND
                           JPMORGAN U.S. EQUITY FUND
                        JPMORGAN U.S. SMALL COMPANY FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED MAY 1, 2002 FOR THE FUNDS LISTED ABOVE AND FEBRUARY 28, 2003 FOR ULTRA SHARES OF JPMORGAN DISCIPLINED EQUITY FUND, ULTRA SHARES, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS, INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE, DATED DECEMBER 31, 2001, AND THE SEMI-ANNUAL REPORT DATED
JUNE 30, 2002. THE PROSPECTUSES AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM J.P. MORGAN FUND DISTRIBUTORS, INC. (THE "DISTRIBUTOR"), AT 522 FIFTH AVENUE, NEW YORK, NY 10036.


    For more information about the Funds or the financial statements, simply call or write the JPMorgan Funds Service Center at:

Select Shares, Ultra Shares, Classes A, B and C   Institutional Shares
Shares:

JPMorgan Funds Service Center                     JPMorgan Institutional Funds
P.O. Box 219392                                   Service Center
Kansas City, MO 64121-9392                        500 Stanton Christiana Road
                                                  Newark, Delaware 19713

1-800-348-4782                                    1-800-766-7722

                                                                  SAI-EQINST-203

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Policies................    3
Investment Restrictions...........................   17
Trustees..........................................   19
Officers..........................................   22
Codes of Ethics...................................   24
Investment Adviser................................   24
Distributor.......................................   26
Administrator.....................................   27
Distribution Plan.................................   29
Custodian.........................................   30
Transfer Agent....................................   30
Shareholder Servicing.............................   31
Financial Professionals...........................   32
Independent Accountants...........................   32
Expenses..........................................   32
Purchases, Redemptions and Exchanges..............   33
Dividends and Distributions.......................   38
Net Asset Value...................................   38
Performance Data..................................   39
Portfolio Transactions............................   42
Massachusetts Trust...............................   44
Description of Shares.............................   45
Distributions and Tax Matters.....................   46
Additional Information............................   51
Financial Statements..............................   54
Appendix A--Description of Securities Ratings.....  A-1

                                    GENERAL

    J.P. Morgan Institutional Funds (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on November 4, 1992. The Trust presently consists of eleven separate series. This Statement of Additional Information ("SAI") relates only to the JPMorgan Diversified Fund (the "Diversified Fund"), JPMorgan Disciplined Equity Fund (the "Disciplined Equity Fund"), JPMorgan U.S. Equity Fund (the "U.S. Equity Fund"), and JPMorgan U.S. Small Company Fund ("U.S. Small Company Fund") (each a "Fund" and collectively, the "Funds"). The other
J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information. The Trustees of the Trust have authorized the issuance and sale of up to five classes of each Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares. In addition, the Trustees have authorized the issuance and sale of Ultra Shares of the Disciplined Equity Fund.

    This SAI describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses (each a "Prospectus" and collectively, the "Prospectuses"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    Prior to September 7, 2001, the Funds sought to achieve their investment objective by investing all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. The Funds no longer operate under a "master/feeder" structure and instead invest directly in portfolio securities.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

    The Prospectuses set forth the investment objectives and various investment policies applicable to the Funds. The following information supplements and should be read in conjunction with the related sections of the Prospectuses.

                               EQUITY INVESTMENTS

    The equity securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives its revenues from goods produced or sold, investments made or services performed in such country or has at least 50% of its assets situated in such country. The Funds may make substantial investments in foreign securities. Other than the Diversified Fund, which may invest up to 30% of its total assets in foreign securities, the Funds may invest up to 20% of their total assets in foreign securities. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations.

    Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Also, to obtain and enforce a judgment against a foreign issuer may be more difficult. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                            FIXED-INCOME INVESTMENTS

    Certain Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which these Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

                     INVESTMENT IN LOWER RATED OBLIGATIONS

    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Funds investing in such lower quality securities; therefore, the achievement of each applicable Fund's investment objective may be more dependent on the Adviser's credit analysis.

    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed-income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market or to value accurately the Fund's portfolio holdings for purposes of determining the Fund's net asset value.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    Certain Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and

Freddie Mac under their respective guarantee of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' restriction on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. government securities are liquid for purposes of each Fund's restriction on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    MORTGAGES (DIRECTLY HELD). Certain Funds may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

    The directly placed mortgages in which these Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Each Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entity issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in the applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED-INCOME SECURITIES. Certain Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

                            MONEY MARKET INSTRUMENTS

    Although the Funds intend under normal circumstances and to the extent practicable to be fully invested in Equity Securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National

Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or foreign banks of equivalent size (Euros), and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMorgan Chase Bank acting as agent, for no additional fee.

    The monies loaned to the borrower come from accounts managed by JPMorgan Chase Bank or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. JPMorgan Chase Bank has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by JPMorgan Chase Bank . Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of JPMorgan Chase Bank or its affiliates) to whom JPMorgan Chase Bank, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of a Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    CORPORATE BONDS AND OTHER DEBT SECURITIES. Each of the Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements."

    Each of the Funds may make investments in other debt securities, including without limitation in corporate and foreign bonds, asset-backed securities and other obligations described in this SAI.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed-income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value, and include the maturity for the purpose of calculating the average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Funds' custodian a segregated account with liquid assets consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitment. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting each Fund to invest their uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from such Fund in an amount sufficient to offset any doubling up of advisory, shareholder servicing and administration fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses of a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with a Fund's custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy restriction, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended ("the 1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies or instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated in the category A or higher by Moody's or Standard & Poor's, or the equivalent by another NRSRO, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet the creditworthiness standards approved by the Trustees. Exchange-traded options are obligations of the Options Clearing Corporation. In the case of OTC options, a Fund relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed-income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit, and on indices of fixed-income securities and indices of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange-Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Funds can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own the securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or commodity or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis" and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    No Fund will enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreement related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand), and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    Prior to September 10, 2001, the percentages reflect the portfolio turnover rate of each Fund's corresponding Portfolio in which each Fund invested all of its assets. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

    The table below sets forth the Funds' portfolio turnover rate for the fiscal periods indicated.

                                          FISCAL YEARS ENDED     FISCAL PERIOD
                                          -------------------       THROUGH
FUND (PRIOR FISCAL YEAR-END*)             1999   2000   2001   DECEMBER 31, 2001
-----------------------------             -----  -----  -----  ------------------
Diversified Fund (June 30)                144%   217%   185%          107%
Disciplined Equity Fund (May 31)          51%    56%    72%            33%
U.S. Equity Fund (May 31)                 84%    89%    81%            48%
U.S. Small Company Fund (May 31)          104%   104%   110%           48%

  *  The Funds changed their fiscal year-end to December 31.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgages;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that each of the Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The names of the Trustees of the Funds, together with information regarding their date of birth ("DOB"), positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
            NAME (DOB);                                                FUND COMPLEX (1)
          POSITIONS WITH                 PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS              TRUSTEE              OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong (12/04/1941);   Retired; Vice-President &                75           None
Trustee since 2001.                  Treasurer of Ingersoll-Rand
                                     Company

Roland E. Eppley, Jr. (04/01/1932);  Retired                                  75           Trustee of Janel
Trustee since 2001.                                                                        Hydraulics, Inc.
                                                                                           (1993-Present)

Ann Maynard Gray (08/22/1945);       Vice-President of Capital                75           Director of Duke Energy
Trustee since 2001.                  Cities/ ABC, Inc. (1986-1998);                        Corporation (1997-Present);
                                     President of Diversified                              Director of Elan Corporation,
                                     Publishing Group (1991-1997)                          Plc (2001-Present); Director
                                                                                           of The Phoenix Companies
                                                                                           (2002)

Matthew Healey (08/23/1937);         Retired; Chief Executive                 75           None
Trustee since 1992. President of     Officer of certain J.P. Morgan
the Board of Trustees since 2001.    Fund trusts (1982-2001)

Fergus Reid, III (08/12/1932);       Chairman & Chief Executive               75           Trustee of 16 Morgan Stanley
Trustee since 2001. Chairman of the  Officer of Lumelite                                   Funds (1995-Present)
Board of Trustees since 2001.        Corporation

James J. Schonbachler (10/09/1945);  Retired; Managing Director of            75           Director of Jonathans Landing
Trustee since 2001.                  Bankers Trust Company                                 Golf Club, Inc. (2001-Present)
                                     (financial services)
                                     (1968-1998); Group Head and
                                     Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage
                                     Corp. (financial services)

Robert J. Higgins (10/09/1945);      Retired; Fleet Boston                    75           Providian Financial Corp.-
Trustee since 2002.                  Financial President-Consumer                          Director (2002-Present);
                                     Banking and Investment                                Lincoln Center for Performing
                                     Services (1971-2002)                                  Arts Trustee (March
                                                                                           1999-Present); Rhode Island
                                                                                           School of Design-Trustee
                                                                                           (November 2001-Present)

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*            Retired; Chief Executive                 75           Director of Greenview Trust
(07/20/1935); Trustee since 2001.    Officer of Chase Mutual Funds                         Co.
                                     (1989-1998); President & Chief
                                     Executive Officer of Vista
                                     Capital Management (investment
                                     management); Chief Investment
                                     Executive of Chase Manhattan
                                     Private Bank (investment
                                     management)

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended December 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not meet during the year ended December 31, 2001. The members of the Investment Committee are
Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year end December 31, 2001. The members of the Governance Committee as of April 17, 2002, are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures in place currently for doing so. The Governance Committee met once during the year ended December 31, 2001.



    The following table shows the dollar range of each Trustee's beneficial ownership of equity securities as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):


                                                              OWNERSHIP OF
                                   OWNERSHIP OF            DISCIPLINED EQUITY          OWNERSHIP OF U.S.
  NAME OF TRUSTEE                DIVERSIFIED FUND                 FUND                    EQUITY FUND
  ---------------            -------------------------  -------------------------  -------------------------

  INDEPENDENT TRUSTEES

  William J. Armstrong                 None                       None                       None
  Roland E. Eppley, Jr.                None                       None                       None
  Ann Maynard Gray                     None                       None                       None
  Matthew Healey                       None                       None                       None
  Fergus Reid, III                     None                       None                       None
  James J. Schonbachler                None                       None                       None
  Robert J. Higgins                    None                       None                       None

  INTERESTED TRUSTEES

  Leonard M. Spalding                  None                       None                       None

                                                                AGGREGATE
                                                            OWNERSHIP OF ALL
                                                               REGISTERED
                                                               INVESTMENT
                                                                COMPANIES
                                                               OVERSEEN BY
                                 OWNERSHIP OF U.S.          TRUSTEE IN FAMILY
                                   SMALL COMPANY              OF INVESTMENT
  NAME OF TRUSTEE                      FUND                   COMPANIES(1)
  ---------------            -------------------------  -------------------------
  INDEPENDENT TRUSTEES
  William J. Armstrong                 None                   Over $100,000
  Roland E. Eppley, Jr.                None                   Over $100,000
  Ann Maynard Gray                     None                  $10,000-$50,000
  Matthew Healey                       None                   Over $100,000
  Fergus Reid, III                     None                   Over $100,000
  James J. Schonbachler                None                 $50,000-$100,000
  Robert J. Higgins                    None                        --
  INTERESTED TRUSTEES
  Leonard M. Spalding                  None                   Over $100,000


(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 10 investment companies.

    As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.


    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:



                                              AGGREGATE                     AGGREGATE
                              AGGREGATE        TRUSTEE       AGGREGATE       TRUSTEE        PENSION OR
                               TRUSTEE       COMPENSATION     TRUSTEE      COMPENSATION     RETIREMENT        TOTAL
                             COMPENSATION    PAID BY THE    COMPENSATION   PAID BY THE   BENEFITS ACCRUED  COMPENSATION
                             PAID BY THE     DISCIPLINED    PAID BY THE      US SMALL         BY THE        PAID FROM
NAME OF TRUSTEES           DIVERSIFIED FUND  EQUITY FUND   US EQUITY FUND  COMPANY FUND   FUND COMPLEX*    FUND COMPLEX
----------------           ----------------  ------------  --------------  ------------  ----------------  ------------

INDEPENDENT TRUSTEES

William J. Armstrong,
  Trustee                        $360           $  527          $214           $217           $30,616        $106,500
Roland E. Eppley, Jr.,
  Trustee                        $360           $  527          $214           $217           $44,137        $107,500
Ann Maynard Gray, Trustee        $664           $1,284          $285           $401               N/A        $100,000
Matthew Healey, Trustee
  and President of the
  Board of Trustees (1)          $784           $1,460          $361           $473               N/A        $116,665
Fergus Reid, III, Trustee
  and Chairman of the
  Board of Trustees              $749           $1,099          $441           $452           $85,527        $240,415
James J. Schonbachler,
  Trustee                        $664           $1,284          $285           $401               N/A        $100,000
Robert J. Higgins,
  Trustee

INTERESTED TRUSTEES

Leonard M. Spalding, Jr.,
  Trustee                        $ 67           $   98          $ 42           $ 44           $27,891        $102,000



  * On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan for Eligible Trustees.
(1) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,000, contributed $17,250 to a defined contribution plan on his behalf and paid $11,000 in insurance premiums for his benefit.



   The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date was the date on which the eligible Trustee attained age 65 and completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee was entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit would exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit was payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or its predecessor. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Funds' administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the

Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Funds had entered into services agreements with Pierpont Group, Inc. ("PGI"), which was terminated on July 31, 2001 as part of the overall integration and reorganization of the Funds within the Fund Complex. PGI was organized in July 1989 to provide services for the JPMorgan Family of Funds, and the Trustees were the equal and sole shareholders of PGI. The Board looks to counsel, independent accountants, Adviser and other service providers, as necessary.

    The funds have paid PGI fees in an amount representing its reasonable costs in performing these services.

    The aggregate fees paid to PGI by each Fund and its former Portfolio during the indicated fiscal periods are set forth below (in thousands):

                                                                         PRIOR FISCAL
                                                    FISCAL YEARS ENDED    YEAR-END^
                                                    -------------------    THROUGH
FUND (PRIOR FISCAL YEAR-END)                        1999   2000   2001     7/31/01
----------------------------                        -----  -----  -----  ------------
Diversified Fund (June 30)                           $11    $10    $10       $--
The Diversified Portfolio (June 30)                   16     16     16        --
Disciplined Equity Fund (May 31)                      14     22     19         6
The Disciplined Equity Portfolio (May 31)             15     24     21         6
U.S. Equity Fund (May 31)                              8      5      3        --
The U.S. Equity Portfolio (May 31)                    18     12      8        --
U.S. Small Company Fund (May 31)                       9      7      5         2
The U.S. Small Company Portfolio (May 31)             14     11     10         3

  ^  The Funds changed their fiscal year-end to December 31.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees. The officers hold office until a successor has been elected and duly qualified.

    The Officers of the Funds, together with their DOB, information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

            NAME (DOB),
        POSITIONS HELD WITH                        PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                          DURING PAST 5 YEARS
-----------------------------------  --------------------------------------------------
George Gatch (12/21/1962),           Managing Director, J.P. Morgan Investment
President (2001)                     Management Inc. and J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of J.P. Morgan
                                     Fleming's U.S. Mutual Funds and Financial
                                     Intermediaries Business ("FFI"); he has held
                                     numerous positions throughout the firm in business
                                     management, marketing and sales.

David Wezdenko (10/02/1963),         Managing Director, J.P. Morgan Investment
Treasurer (2001)                     Management Inc. and J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief Operating Officer for
                                     FFI; since joining J.P. Morgan Chase in 1996, he
                                     has held numerous financial and operations related
                                     positions supporting the J.P. Morgan Chase pooling
                                     funds business.

            NAME (DOB),
        POSITIONS HELD WITH                        PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                          DURING PAST 5 YEARS
-----------------------------------  --------------------------------------------------
Sharon Weinberg (6/15/1959),         Managing Director, J.P. Morgan Investment
Secretary (2001)                     Management Inc. and J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of Business and
                                     Product Strategy for FFI; since joining J.P.
                                     Morgan Chase in 1996, she has held numerous
                                     positions throughout the asset management business
                                     in mutual funds marketing, legal and product
                                     development.

Michael Moran (7/14/1969),           Vice President, J.P. Morgan Investment Management
Vice President and Assistant         Inc. and J.P. Morgan Fleming Asset Management
Treasurer (2001)                     (USA) Inc.; Chief Financial Officer of FFI.

Stephen Ungerman (6/02/1953),        Vice President, J.P. Morgan Investment Management
Vice President and Assistant         Inc. and J.P. Morgan Fleming Asset Management
Treasurer (2001)                     (USA) Inc.; Head of the Fund Service Group within
                                     Fund Administration; prior to joining J.P. Morgan
                                     Chase in 2000, he held a number of senior
                                     management positions in Prudential Insurance Co.
                                     of America's asset management business, including
                                     Assistant General Counsel, Tax Director and Co-
                                     head of Fund Administration Department; Mr.
                                     Ungerman was also the Assistant Treasurer of all
                                     mutual funds managed by Prudential.

Judy R. Bartlett (5/29/1965),        Vice President and Assistant General Counsel, J.P.
Vice President and Assistant         Morgan Investment Management Inc. and J.P. Morgan
Secretary (2001)                     Fleming Asset Management (USA) Inc., since
                                     September 2000; from August 1998 through August
                                     2000, she was an attorney at New York Life
                                     Insurance Company where she served as Assistant
                                     Secretary for the Mainstay Funds; from October
                                     1995 through July 1998, Ms. Bartlett was an
                                     associate at the law firm of Willkie Farr &
                                     Gallagher.

Joseph J. Bertini (11/04/1965),      Vice President and Assistant General Counsel, J.P.
Vice President and Assistant         Morgan Investment Management Inc. and J.P. Morgan
Secretary (2001)                     Fleming Asset Management (USA) Inc.; prior to
                                     October of 1997, he was an attorney in the Mutual
                                     Fund Group at SunAmerica Asset Management Inc.

Paul M. DeRusso (12/03/1954),        Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)           Inc. and J.P. Morgan Fleming Asset Management
                                     (USA) Inc.; Manager of the Budgeting and Expense
                                     Group of Funds Administration Group.

Lai Ming Fung (9/08/1974),           Associate, J.P. Morgan Investment Management Inc.
Assistant Treasurer (2001)           and J.P. Morgan Fleming Asset Management (USA)
                                     Inc.; Budgeting Analyst for the Budgeting and
                                     Expense Group of Funds Administration Group.

Mary Squires (1/08/1955),            Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)           Inc. and J.P. Morgan Fleming Asset Management
                                     (USA) Inc.; Ms. Squires has held numerous
                                     financial and operations positions supporting the
                                     J.P. Morgan Chase organization complex.

Nimish S. Bhatt (06/06/1963),        Senior Vice President of Fund Administration and
Assistant Treasurer (2001)*          Financial Services of BISYS Investment Services,
                                     Inc. since November 2000; various positions held
                                     within BISYS since 1996, including Vice President
                                     and Director of International Operation, Vice
                                     President of Financial Administration and Vice
                                     President of Tax.

Arthur A. Jensen (9/28/1966),        Vice President of Financial Services of BISYS
Assistant Treasurer (2001)*          Investment Services, Inc., since June 2001;
                                     formerly Section Manager at Northern Trust Company
                                     and Accounting Supervisor at Allstate Insurance
                                     Company.

Martin R. Dean (11/27/1963),         Vice President of Administration Services of BISYS
Assistant Treasurer (2001)*          Investment Services, Inc.

            NAME (DOB),
        POSITIONS HELD WITH                        PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                          DURING PAST 5 YEARS
-----------------------------------  --------------------------------------------------
Alaina Metz (04/07/1967),            Chief Administrative Officer of BISYS Fund
Assistant Secretary (2001)*          Services, Inc.; formerly, Supervisor of the Blue
                                     Sky Department of Alliance Capital Management L.P.

Lisa Hurley (05/29/1955),            Executive Vice President and General Counsel of
Assistant Secretary (2001)**         BISYS Fund Services, Inc.; formerly Counsel to
                                     Moore Capital Management and General Counsel to
                                     Global Asset Management and Northstar Investments
                                     Management.

Thomas J. Smith (06/24/1955),        Vice President, Head of Compliance for J.P. Morgan
Vice President and Assistant         Chase & Co.'s asset management business in the
Secretary (2002)                     Americas. An employee since 1996, he previously
                                     worked in the Investment Management-Risk
                                     Management/Compliance group for The Chase
                                     Manhattan Corporation.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2003, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the 1940 Act, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional and individual investors. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessor, has been in banking and investment advisory business for over a century.

    Prior to October 1, 1998, Morgan Guaranty Trust Company of New York ("Morgan Guaranty") served as investment adviser to each Fund's corresponding Portfolio.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the JPMorgan Chase Bank serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, each Fund has agreed to pay the Adviser an advisory fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.

    Diversified Fund:                               0.55%
    Disciplined Equity Fund:                        0.25%
    U.S. Equity Fund:                               0.40%
    U.S. Small Company Fund:                        0.60%

    The table below sets forth for each Fund listed the advisory fees paid by each Fund's corresponding Portfolio through September 9, 2001 (the despoking of the "master-feeder" structure), and each Fund paid such fees after the date to JPMIM, and JPMorgan Chase Bank or its predecessor prior to October 1, 1998 (in thousands):

                                                     FISCAL YEARS ENDED          PRIOR FISCAL YEAR-END
                                              ---------------------------------         THROUGH
                                                                     2001              12/31/01^
                                               1999     2000    ---------------  ---------------------
                                               PAID     PAID     PAID               PAID
FUND (PRIOR FISCAL YEAR-END)                  ACCRUED  ACCRUED  ACCRUED  WAIVED   ACCRUED     WAIVED
----------------------------                  -------  -------  -------  ------  ----------  ---------
Diversified Fund (June 30)                    $3,835   $5,129   $5,400       NA    $1,440     $   --
Disciplined Equity Fund (May 31)              $2,311   $5,016   $5,476       NA    $1,315     $   --
U.S. Equity Fund (May 31)                     $2,911   $2,749   $2,219       NA    $  636     $   --
U.S. Small Company Fund (May 31)              $3,368   $3,871   $4,306       NA    $1,045     $   --

  ^  The Funds changed their fiscal year-end to December 31.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Funds' Trustees, or by a vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

    Under separate agreements, JPMorgan Chase Bank, an affiliate of the Adviser, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement or its affiliates, has approved the Investment Advisory Agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the Investment Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates, revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory arrangements, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Investment Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  DISTRIBUTOR

    The Distributor holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 10, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned, indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined in the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Investment Restrictions," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

    Prior to April 10, 2001, Funds Distributor, Inc. ("FDI") served as the Funds' distributor.

    Distribution-related expenses paid by the Distributor with respect to Disciplined Equity Fund shares were as follows (in thousands):

                                                    YEAR ENDED 12/31/01
                                                    -------------------
Advertising and sales literature                            $ 7
Printing, production and mailing of prospectuses
  and shareholder reports to other than current
  shareholders                                              $ 2
Compensation to dealers                                     $ 0
Compensation to sales personnel                             $ 3
B share financing charges                                   $70
Equipment, supplies and other indirect
  distribution-
  related expenses                                          $ 3

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement") effective September 7, 2001, JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of Funds shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), or by vote of a majority of such Fund's outstanding shares and in either case, by a majority of the Trustees which are not parties to the Administration Agreement or "interested person" (as defined in the 1940 Act) any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the Administration Agreement on the part of JPMorgan Chase Bank or its Directors, Officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion, on an annualized basis for the Fund's then-current fiscal year. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    The table below sets forth for each Fund listed, the administration fees paid by each Fund's corresponding Portfolio through September 9, 2001 (the despoking of the "master-feeder" structure), and each Fund paid such fees and waivers after the dates to JPMorgan Chase Bank or its predecessor (in thousands):

                                          PRIOR FISCAL YEAR-END
                                                 THROUGH
                                                12/31/01^
                                          ---------------------
                                             PAID
FUND (PRIOR FISCAL YEAR-END)               ACCRUED     WAIVED
----------------------------              ----------  ---------
Diversified Fund (June 30)                   $418       $(393)
The Diversified Portfolio (June 30)          $ --*         NA
Disciplined Equity Fund (May 31)             $641       $(338)
The Disciplined Equity Portfolio
  (May 31)                                   $ 84          NA
U.S. Equity Fund (May 31)                    $248       $(138)
The U.S. Equity Portfolio (May 31)           $ 28          NA
U.S. Small Company Fund (May 31)             $287       $(105)
The U.S. Small Company Portfolio
  (May 31)                                   $ 43          NA

  ^  The Funds changed their fiscal year-end to December 31.
  *  Amounts round to less than one thousand.

    Under prior Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI served as the Trust's and the Portfolios' Co-Administrator until April 30, 2001.

    For its services under the Co-Administration Agreements, each Fund and its corresponding Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

    The table below sets forth for each Fund and its corresponding Portfolio the co-administration fees paid to FDI for the fiscal periods indicated.

    DIVERSIFIED FUND--For the fiscal years ended June 30, 1999, 2000 and 2001:
$17,847, $7,858, and $6,293, respectively.

    THE DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1999, 2000 and 2001: $9,900, $8,873, and $5,502, respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $9,878, $17,016, and $14,402, respectively.

    THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $9,294, $13,826, and $8,977, respectively.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001:
$5,398, $3,434, and $2,007, respectively.

    THE U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $11,075, $6,803, and $3,186, respectively.

    U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $6,240, $4,988, and $4,141, respectively.

    THE U.S. SMALL COMPANY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $8,564, $6,159, and $4,099, respectively.

    The Trust, on behalf of each Fund, and each Fund's corresponding Portfolio had entered into Administrative Services Agreements (the "Services Agreements") with JPMorgan Chase Bank or its predecessor, pursuant to which JPMorgan Chase Bank or its predecessor was responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio.

    Under the Services Agreements, each Fund had agreed to pay JPMorgan Chase Bank or its predecessor fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Funds and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds and the other investors in the Funds for which JPMorgan Chase Bank or its predecessor provided similar services.

    The table below sets forth for each Fund and the corresponding Portfolio the fees paid to JPMorgan Chase Bank or its predecessor, as Services Agent, for the fiscal periods indicated (in thousands).

                                        FISCAL YEARS ENDED
                                     -------------------------
                                      1999     2000     2001
                                      PAID     PAID     PAID
FUND (PRIOR FISCAL YEAR-END)         ACCRUED  ACCRUED  ACCRUED
----------------------------         -------  -------  -------
Diversified Fund (June 30)            $121     $156     $148
The Diversified Portfolio
  (June 30)                           $187     $238     $232
Disciplined Equity Fund (May 31)      $161     $319     $336
The Disciplined Equity Portfolio
  (May 31)                            $176     $360     $371
U.S. Equity Fund (May 31)             $ 84     $ 67     $ 47
The U.S. Equity Portfolio (May 31)    $198     $172     $132
U.S. Small Company Fund (May 31)      $ 97     $ 98     $ 97
The U.S. Small Company Portfolio
  (May 31)                            $153     $162     $170

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates set forth in the relevant Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan funds. Anticipated benefits to the Funds that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

    Class A shares pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fee paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution-related expense incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to any class of a Fund by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                   CUSTODIAN

    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as each Fund's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser to the Funds.


    For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.02% of the first
$10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.


    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

    DST Systems, Inc. ("DST" or ("Transfer Agent")) serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                             SHAREHOLDER SERVICING

    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank pursuant to which JPMorgan Chase Bank acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Transfer Agent; transmitting purchase and redemption orders to the Transfer Agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement effective August 1, 1998, each Fund has agreed to pay JPMorgan Chase Bank or its predecessor for these services a fee at the annual rate of up to 0.10% for Institutional Shares and up to 0.25% for Select Class, Classes A, B and C Shares (expressed as a percentage of the average daily net asset values of shares owned by or for shareholders for whom JPMorgan Chase Bank is acting as shareholder servicing agent). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fee payable to it under the Shareholder Servicing Agreement with respect to each Fund. JPMorgan Chase Bank acts as shareholder servicing agent for all shareholders.

    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to JPMorgan Chase Bank for the fiscal periods indicated (in thousands):

                                                         PRIOR FISCAL YEAR-END
                                 FISCAL YEARS ENDED             THROUGH
                              -------------------------        12/31/01*
                               1999     2000     2001    ---------------------
                               PAID     PAID     PAID       PAID
FUND (PRIOR FISCAL YEAR-END)  ACCRUED  ACCRUED  ACCRUED   ACCRUED     WAIVED
----------------------------  -------  -------  -------  ----------  ---------
Diversified Fund (June 30)
    Institutional Shares       $455    $  629   $  626      $264       $(158)
    Select Shares              $ --    $   --   $   --      $256       $  --
Disciplined Equity Fund (May
  31)
    Class A Shares             $ --    $   --   $   --      $ --       $  --
    Class B Shares             $ --    $   --   $   --      $ --       $  --
    Institutional Shares       $604    $1,284   $1,415      $665       $(339)
    Select Shares              $ --    $   --   $   --      $ 93       $  --
U.S. Equity Fund (May 31)
    Class A Shares             $ --    $   --   $   --      $ 41       $ (33)
    Class B Shares             $ --    $   --   $   --      $ 15       $  --
    Class C Shares             $ --    $   --   $   --      $  1       $  --
    Institutional Shares       $306    $  267   $  197      $ 74       $  --
    Select Shares              $ --    $   --   $   --      $254       $  --
U.S. Small Company Fund (May
  31)
    Institutional Shares       $ --    $   --   $   --      $202       $ (19)
    Select Shares              $356    $  394   $  408      $196       $  --

  *  The Funds changed their fiscal year-end to December 31.

    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by

JPMorgan Chase Bank or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Funds or JPMorgan Chase Bank.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, JPMorgan Chase Bank and Distributor under various agreements discussed under "Investment Adviser," "Administrator," "Shareholder Servicing" and "Distributor" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws.

    JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.

    The table below sets forth for each Fund listed reimbursed fees and other expenses for each Fund and their corresponding Portfolio through September 9, 2001 (the despoking of the "master-feeder" structure) for the fiscal periods indicated (in thousands):

                                FISCAL YEARS ENDING   PRIOR FISCAL YEAR-END
                                --------------------         THROUGH
FUND (PRIOR FISCAL YEAR-END)    1999   2000    2001         12/31/01^
----------------------------    ----  ------  ------  ---------------------
Diversified Fund (June 30)      $756  $  925  $  930          $166
The Diversified Portfolio
  (June 30)                     $184  $  239  $  274          $ 14
Disciplined Equity Fund (May
  31)                           $902  $1,299  $1,446          $333
The Disciplined Equity
  Portfolio (May 31)             N/A     N/A     N/A           N/A
U.S. Equity Fund (May 31)       $ 77  $   65  $   28          $ --
The U.S. Equity Portfolio (May
  31)                            N/A     N/A     N/A           N/A
U.S. Small Company Fund (May
  31)                           $161  $   79  $    3          $ --
The U.S. Small Company
  Portfolio (May 31)             N/A     N/A     N/A           N/A

  ^  The Funds changed their fiscal year-end to December 31.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that the investor buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time; however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of such Fund by the percentage representing that investor's share of the aggregate beneficial interests in such Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Funds' Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months, there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months, there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a fund has only one class, shares of such fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares, if an investor is (i) investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds,
(ii) investing through any qualified retirement plan with 50 or more participants or (iii) a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's Distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Fund's Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan funds.

    Shareholders of record of any JPMorgan fund as of November 30, 1990 and certain immediate family members may purchase a fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of a redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a CDSC with respect to such redemption may purchase Class A shares with no initial sales charge (not in excess of the redemption) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value.

    Under the exchange privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the expiration of the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converted. The conversion of Class B shares purchased on or after May 1, 1996 will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996 will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the Class B (or C)

Shares, there is no initial sales charge (not in excess of the redemption). At the time of the conversion, the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund declares and pays dividends and distributions as described under "How Your Account Works -- Distributions and Taxes" in the Prospectuses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each Fund computes its net asset value once daily Monday through Friday at the time stated in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The net asset value of each Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), is based on the last sale price on the exchange on which a security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked prices is less than the last sales price of the foreign local shares, which in case the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the OTC market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating NAVs all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indices traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges, which is currently 4:10 p.m., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's net asset value.

    Fixed-income securities with a maturity of 60 days or more are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity were 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund were more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of each Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of before taxes, after taxes on distributions and after taxes on distributions and sales of average annual total returns or fund sales in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectus.

    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable CDSC imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless a Fund has been in existence for a shorter-period.

    Average annual total returns are calculated based on the following formulas:

       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV

       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV SUB D

       Average annual total returns (after taxes on distributions and sale of Fund shares)
             P (1 + T)TO THE POWER OF n = ATV SUB DR

Where:  P             =      a hypothetical initial payment of $1,000.
        T             =      average annual total return (before taxes, after taxes on
                             distributions, or after taxes on distributions and sale of Fund shares, as applicable).
        n             =      number of years
        ERV           =      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).
        ATV SUB D     =      ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.
        ATV SUB DR    =      ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

    Below is set forth historical return information as of June 30, 2002 for the Funds or their predecessors for the periods indicated:

                     AVERAGE ANNUAL TOTAL RATE OF RETURNS*
      (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                              FISCAL PERIODS ENDED 6/30/02
                           ------------------------------------------------------------------
                                                                       SINCE     DATE OF FUND
                               1 YEAR         5 YEARS     10 YEARS  INCEPTION**  INCEPTION**
                           --------------  -------------  --------  -----------  ------------

Disciplined Equity Fund                                                               1/3/97
    Institutional
      Shares -- before
      taxes                        -20.99%         2.83%                 6.01%
    Institutional
      Shares -- after
      taxes on
      distributions                -21.30%         1.81%                 5.05%
    Institutional
      Shares -- after
      taxes on
      distributions and
      sale of fund shares          -12.86%         1.94%                 4.59%
    Select Shares --
      before taxes                 -21.17%         2.54%                 5.73%
    Select Shares --
      after taxes on
      distributions                -21.48%         1.92%                 5.16%
    Select Shares --
      after taxes on
      distributions and
      sale of fund shares          -12.97%         1.82%                 4.48%
    Class A Shares --
      before taxes                 -25.83%         1.30%                 4.57%
    Class A Shares --
      after taxes on
      distributions                -26.13%         0.69%                 4.00%
    Class A Shares --
      after taxes on
      distributions and
      sale of fund shares          -15.84%         0.83%                 3.51%
    Class B Shares --
      before taxes                 -25.25%         2.08%                 5.50%
    Class B Shares --
      after taxes on
      distributions                -25.50%         1.47%                 4.94%

                                              FISCAL PERIODS ENDED 6/30/02
                           ------------------------------------------------------------------
                                                                       SINCE     DATE OF FUND
                               1 YEAR         5 YEARS     10 YEARS  INCEPTION**  INCEPTION**
                           --------------  -------------  --------  -----------  ------------

    Class B Shares --
      after taxes on
      distributions and
      sale of fund shares          -15.48%         1.46%                 4.29%
Diversified Fund                                                                     9/10/93
    Institutional
      Shares -- before
      taxes                        -10.12%         3.84%                 8.07%
    Institutional
      Shares -- after
      taxes on
      distributions                -10.99%         1.63%                 5.84%
    Institutional
      Shares -- after
      taxes on
      distributions and
      sale of fund shares           -6.19%         2.27%                 5.70%
    Select Shares --
      before taxes                 -10.40%         3.51%                 7.72%
    Select Shares --
      after taxes on
      distributions                -11.59%         1.73%                 5.99%
    Select Shares --
      after taxes on
      distributions and
      sale of fund shares           -6.35%         2.16%                 5.64%
U.S. Equity Fund
    Institutional
      Shares -- before
      taxes                        -20.44%         1.92%     9.68%
    Institutional
      Shares -- after
      taxes on
      distributions                -20.64%        -1.66%     6.71%
    Institutional
      Shares -- after
      taxes on
      distributions and
      sale of fund shares          -12.50%         1.08%     7.36%
    Select Shares --
      before taxes                 -20.57%         1.72%     9.49%
    Select Shares --
      after taxes on
      distributions                -20.88%        -1.45%     6.20%
    Select Shares --
      after taxes on
      distributions and
      sale of fund shares          -12.46%         0.93%     6.85%
    Class A Shares --
      before taxes                 -25.37%         0.41%     8.78%
    Class A Shares --
      after taxes on
      distributions                -25.50%        -2.45%     5.67%
    Class A Shares --
      after taxes on
      distributions and
      sale of fund shares          -15.53%        -0.09%     6.25%
    Class B Shares --
      before taxes                 -26.34%         1.34%     9.35%
    Class B Shares --
      after taxes on
      distributions                -26.41%        -1.55%     6.23%
    Class B Shares --
      after taxes on
      distributions and
      sale of fund shares          -16.13%         0.67%     6.76%
    Class C Shares --
      before taxes                 -22.34%         1.47%     9.35%
    Class C Shares --
      after taxes on
      distributions                -22.41%        -1.40%     6.23%
    Class C Shares --
      after taxes on
      distributions and
      sale of fund shares          -13.67%         0.77%     6.76%
U.S. Small Company Fund
    Institutional
      Shares -- before
      taxes                        -13.44%         3.42%    10.69%
    Institutional
      Shares -- after
      taxes on
      distributions                -13.51%         1.46%     8.83%
    Institutional
      Shares -- after
      taxes on
      distributions and
      sale of fund shares           -8.25%         2.31%     8.41%
    Select Shares --
      before taxes                 -13.56%         3.23%    10.58%
    Select Shares --
      after taxes on
      distributions                -13.77%         1.32%     7.83%
    Select Shares --
      after taxes on
      distributions and
      sale of fund shares           -8.25%         2.11%     7.72%

  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  If Fund has less than 10 years.

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying a Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures.

                             PORTFOLIO TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed-income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Portfolio Turnover".

    In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

    The Funds paid the following brokerage commissions for the indicated fiscal periods (in thousands):

                                                                            PRIOR FISCAL
                                                      FISCAL YEARS ENDED      YEAR-END
                                                    ----------------------    THROUGH
FUND (PRIOR FISCAL YEAR-END)                         1999    2000    2001    12/31/01*
----------------------------                        ------  ------  ------  ------------
Diversified Fund (June 30)                          $  558  $  712  $1,564      $450
Disciplined Equity Fund (May 31)                    $  504  $  833  $1,642      $864
U.S. Equity Fund (May 31)                           $1,163  $1,149  $  929      $404
U.S. Small Company Fund (May 31)                    $  979  $  410  $  884      $431

  *  The Funds changed their fiscal year-end to December 31.

Prior to September 10, 2001, each Fund's Portfolio invested and paid all brokerage commissions.

    The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of a Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other investors, including other funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    Under the Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities;
(iv) furnishing analyses and reports
concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. The advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for its other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

    Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P. Morgan Institutional Funds." Each Fund's name changed accordingly.

                             DESCRIPTION OF SHARES

    The Trust is comprised of ten open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized 11 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), or accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than five years beginning after December 31, 2000.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Each Fund may invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs")), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF") in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set forth above, a pro rata portion of the QEFs's ordinary earnings and net capital gain, whether or not distributed to the Fund.

    Alternatively, a Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements set forth above, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included on the Fund for prior taxable years.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    As of December 31, 2001, the following Funds have capital loss carryforwards:

                                                                                  EXPIRATION
                                                                 AMOUNTS             DATE
                                                              -------------       ----------
Diversified Fund                                              $    610,294         12/31/07
                                                                 8,698,722         12/31/08
                                                                35,814,038         12/31/09
                                                              ------------
                                                                45,123,054

                                                                                  EXPIRATION
                                                                 AMOUNTS             DATE
                                                              -------------       ----------
Disciplined Equity Fund                                       $  4,772,378         12/31/07
                                                                59,181,595         12/31/08
                                                               166,198,636         12/31/09
                                                              ------------
                                                               230,152,609

U.S. Equity Fund                                              $      2,521         12/31/07
                                                                 8,374,558         12/31/08
                                                                18,180,830         12/31/09
                                                              ------------
                                                                26,557,909

U.S. Small Company Fund                                       $  4,625,740         12/31/08
                                                                 9,042,786         12/31/09
                                                              ------------
                                                                13,668,526

   These capital loss carryforwards are available to offset future capital gains. To the extent that future gains are offset by these capital losses, it is probable that gains so offset will not be distributed to shareholders.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    Telephone calls to the Funds, Distributor or a DST as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                               PRINCIPAL HOLDERS

    As of January 31, 2003, the following persons owned of record or were known by the Trust to own beneficially 5% or more of the outstanding Shares of any class of the Funds:


FUND AND CLASS OF SHARES   NAME AND ADDRESS OF SHAREHOLDER               PERCENTAGE HELD
------------------------   -------------------------------               ---------------
DISCIPLINED EQUITY FUND    MLPF&S FOR THE SOLE BENEFIT OF                     57.11%
 CLASS A SHARES            ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION
                           SEC# 97B00
                           4800 DEER LAKE DR E FL 3
                           JACKSONVILLE FL 32246-6484

                           JP MORGAN TRUST COMPANY NA AS AGENT                15.15%
                           FOR DELIA S MANCIN
                           ATTN SPECIAL PRODUCTS
                           500 STANTON CHRISTIANA RD
                           NEWARK DE 19713-2107

                           JP MORGAN CHASE BANK AS AGENT FOR                  13.68%
                           JPMCB ACF PHILIP Z DOLEN IRA R/O
                           ATTN: SPECIAL PRODUCTS 1/OPS3
                           500 STANTON CHRISTIANA RD
                           NEWARK DE 19713-2107

DISCIPLINED EQUITY FUND    C/O RABAR                                          11.75%
 CLASS B SHARES            NFSC FEBO # CL 5-624438
                           EDMOND CHACHEK
                           49 THE DRIVE EDGEWARE
                           UNITED KINGDOM

                           NFSC FBO # C1H-133310                              11.74%
                           LAW OFFICES OF ALBERT ADES PC
                           ALBERT ADES P/ADM
                           ALBERT & PATTI ADES TTEES
                           19 W 44TH ST STE 1207
                           NEW YORK NY 10036-6001

DISCIPLINED EQUITY FUND    401K SAVINGS PLAN OF THE CHASE                     17.00%
 INSTITUTIONAL SHARES      MANHATTAN BANK AND CERTIFIED
                           AFFILIATED CO FOR US EMPLOYEES
                           ATTN STEPHEN RYAN
                           3 CHASE METROTECH CTR FL 5
                           BROOKLYN NY 11245-0001

                           THE PROCTER & GAMBLE PROFIT                        11.25%
                           SHARING TRUST & EMPLOYES STOCK
                           OWNERSHIP PLAN CORE DISCIPLINED FD
                           ATTN MGT REPORTING TEAM
                           PO BOX 419784
                           KANSAS CITY MO 64141-6784

DIVERSIFIED FUND           NEWELL RUBBERMAID 401K SAVINGS PLAN                13.51%
 INSTITUTIONAL SHARES      4500 MAIN ST
                           KANSAS CITY MO 64111-1816

                           CELTIC INSURANCE COMPANY LTD                       10.99%
                           ELISE A FOODY VICE PRESIDENT
                           C/O PROCTER & GAMBLE
                           2 PROCTER & GAMBLE PLAZA TE-15
                           CINCINNATI OH 45202

FUND AND CLASS OF SHARES   NAME AND ADDRESS OF SHAREHOLDER               PERCENTAGE HELD
------------------------   -------------------------------               ---------------
U.S. EQUITY FUND           TRULIN & CO                                        25.79%
 CLASS A SHARES            C/O JPMORGAN CHASE BANK
                           ATTN MUTUAL FDS
                           PO BOX 31412
                           ROCHESTER NY 14603-1412

                           MLPF&S FOR THE SOLE BENEFIT OF                     20.46%
                           ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION
                           SEC # 97J84
                           4800 DEER LAKE DRIVE EAST 2ND FLR
                           JACKSONVILLE FL 32246-6484

U.S. EQUITY FUND           MLPF&S FOR THE SOLE BENEFIT OF                     32.74%
 CLASS B SHARES            ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION
                           SEC # 97J85
                           4800 DEER LAKE DRIVE EAST 2ND FLR
                           JACKSONVILLE FL 32246-6484

U.S. EQUITY FUND           MLPF&S                                             54.79%
 CLASS C SHARES            SEC# 97TR4
                           4800 DEER LAKE DR EAST 2ND FL
                           JACKSONVILLE FL 32246-6484

U.S. EQUTY FUND            THE CHURCH PENSION FUND FOR THE                    20.80%
 INSTITUTIONAL SHARES      RETIREMENT SAVINGS PROGRAM
                           ATTN: MR. JAMES THOMAS
                           445 5TH AVE FL 7
                           NEW YORK NY 10016-0109

                           NORTHERN TRUST CO AS TTEE                          17.90%
                           OF THE EMP BENEFIT PLANS
                           MASTER TRUST
                           ATTN SANDRA M HECIMOVICH
                           50 S LASALLE ST
                           CHICAGO IL 60675-0001

U.S. EQUITY FUND           FOREST LABORATORIES INC SAVINGS &                  13.80%
 SELECT SHARES             PROFIT SHAR PLAN
                           AMERICAN CENTURY SERVICES INC
                           ATTN: RPS MGMT RPTG
                           PO BOX 419784
                           KANSAS CITY MO 64141-6784

                           JUPITER & CO CUST                                  11.95%
                           FBO INVESTORS BANK & TRUST CO
                           PO BOX 9130 FPG90
                           BOSTON MA 02117-9130

U.S. SMALL COMPANY FUND    FOREST LABORATORIES INC SAVINGS &                  12.18%
 SELECT SHARES             PROFIT SHAR PLAN
                           AMERICAN CENTURY SERVICES INC
                           ATTN: RPS MGMT RPTG
                           PO BOX 419784
                           KANSAS CITY MO 64141-6784



    The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

    The following financial statements of the Funds and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to their respective annual and semi-annual report filings made with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Institutional Funds Service Center at (800)766-7722 or JPMorgan Funds Service Center at (800)348-4782.

                                              DATE OF ANNUAL REPORT;       DATE OF SEMI-ANNUAL REPORT;
NAME OF FUND                                     ACCESSION NUMBER               ACCESSION NUMBER
------------                              ------------------------------  -----------------------------
JPMorgan Diversified Fund                 12/31/01; 0000912057-02-009002  6/30/02; 0000912057-02-033240
JPMorgan Disciplined Equity Fund          12/31/01; 0000912057-02-009002  6/30/02; 0000912057-02-033240
JPMorgan U.S. Equity Fund                 12/31/01; 0000912057-02-009002  6/30/02; 0000912057-02-033240
JPMorgan U.S. Small Company Fund          12/31/01; 0000912057-02-009002  6/30/02; 0000912057-02-033240

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS
                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -  Leading market positions in well established industries.
        -  High rates of return on funds employed.
        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

PART C

                               ITEM 23. EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

     (a)(1) Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.(1)

     (a)(2) Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

     (a)(3) Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

     (a)(4) Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

     (a)(5) Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

     (a)(6) Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number
0001041455-98-000097).

     (a)(7) Amendment No. 11 to Declaration of Trust Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

     (a)(8) Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

     (a)(9) Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(10) Amendment No. 14 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(11) Amendment No. 15 to Declaration of Trust.(4)

     (a)(12) Amendment No. 16 to Declaration of Trust. (4)

     (a)(13) Amendment No. 17 to Declaration of Trust. (4)

     (b)(1) Restated By-Laws of Registrant.(1)

     (b)(2) Amendment to By-Laws of Registrant. (6)

     (b)(3) Amendment to Restated By-laws of Registrant Incorporated herein by reference to Post Effective Amendment to the Registration statement on February 28, 2000 (Accession Number 0001041455-00-000056).


     (c) Not applicable.

     (d) Form of Investment Advisory Agreement dated May 11, 1998 between the Trust and J.P. Morgan Investment Management, Inc.(7)

     (e) Form of Distribution Agreement dated April 10, 2001.(3)

     (f) Not applicable.

     (g)(1) Form of Custodian Agreement dated September 7, 2001.(3)

     (g)(2) Fee Schedule dated July, 2002 for Custodian Agreement. (6)

     (h)(1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York.(3)

     (h)(2) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York.(3)

     (h)(3) Transfer Agency Agreement between Registrant and DST Systems,
Inc.(3)

     (h)(4) Service Plan with respect to Registrant's Service Money Market Funds.(2)

     (h)(5) Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund - Advisor Series, International Equity Fund - Advisors Series, International Opportunities Fund - Advisor Series, U.S. Equity Fund - Advisor Series, Diversified Fund - Advisor Series, incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (h)(6) Amended Service Plan with respect to Registrant's Disciplined Equity
- Advisor Series and Direct Prime Money Market Funds, incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (h)(7) Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund, incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

     (h)(8) Form of Fee Waiver Agreement.(7)

     (i) Opinion and consent of Sullivan & Cromwell.(1)

     (j) Consent of Independent Accountants.

     (k) Omitted Financial Statements.  Financial statements omitted from
Item 22.

     (l) Purchase agreements with respect to Registrant's initial shares.(1)

     (m) Rule 12b-1 Distribution Plan.(3)

     (n) Rule 18f-3 Multi-Class Plan.(3)

     (o) Reserved.

     (p)(1) Code of Ethics for Funds.(7)

     (p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc.(7)

     (p)(3) Code of Ethics of Advisers.(7)

     (99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, H. Richard Vartabedian, and David Wezdenko.(3)

     (99)(b) Power of Attorney for: Robert J. Higgins. (4)

------------------

    (1) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

    (2) Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

    (3) Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

    (4) Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

    (5) Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registration Statement filed on November 22, 2002 (Accession Number 001047469-02-04190).

    (6) Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).

    (7) Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   Not applicable.

     ITEM 25. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

     Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

   Not Applicable.

     ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. does not act as depositor or investment adviser to any of the investment companies.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, NY 10036. J.P. Morgan Fund Distributors, Inc. is an indirect wholly-owned subsidiary of BISYS Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

     Fleming Mutual Fund Group, Inc.
     J.P. Morgan Funds
     J.P. Morgan Institutional Funds
     J.P. Morgan Series Trust
     J.P. Morgan Series Trust II
     Mutual Fund Group
     Mutual Fund Investment Trust
     Mutual Fund Select Group
     Mutual Fund Select Trust
     Mutual Fund Trust
     Mutual Fund Variable Annuity Trust
     Growth and Income Portfolio
     JPMorgan Value Opportunities Fund, Inc.
     J.P. Morgan Fleming Series Trust
     J.P. Morgan Mutual Fund Series

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.:

                                 Position and Offices             Position and Offices
Name and Address                 With Distributor                   with Registrant
----------------                 --------------------             --------------------
Lynn J. Mangum                   Director                                  None
90 Park Avenue
New York, N.Y. 10016

Charles Linn Booth               Vice President/Assistant Compliance       None
3435 Stelzer Road                Officer
Columbus, OH 43219

Dennis Sheehan                   Director/Treasurer                        None
90 Park Avenue
New York, N.Y. 10016

Kevin J. Dell                    Secretary                                 None
90 Park Avenue
New York, NY 10016

Edward S. Forman                 Assistant Secretary                       None
90 Park Avenue
New York, N.Y. 10016

Robert A. Bucher                 Financial Operations Officer              None
90 Park Avenue
New York, N.Y. 10016

Richard F. Froio                 Vice President/                           None
60 State Street                  Chief Compliance Officer
Boston, MA 02109

William J. Tomko                 President                                 None
3435 Stelzer Road
Columbus, OH 43219

     (c) Not applicable.

     ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     JPMorgan Chase Bank: 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).

     DST SYSTEMS, INC.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

     JPMorgan Chase Bank: 3 Chase MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as custodian and fund accounting agent.)

     J.P. MORGAN FUND DISTRIBUTORS, INC.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as distributor and sub-administrator).

     ITEM 29. MANAGEMENT SERVICES.

   Not Applicable.

     ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 3rd day of March, 2003.

                                              J.P. MORGAN INSTITIUTIONAL FUNDS

                                              By:        /s/ George Gatch
                                               ---------------------------------
                                                          George Gatch
                                                          President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on March 3, 2003.

     Fergus Reid, III*
     ------------------------------------
     Fergus Reid, III
     Trustee and Chairman

     William J. Armstrong*
     ------------------------------------
     William J. Armstrong
     Trustee

     Roland R. Eppley, Jr.*
     ------------------------------------
     Roland R. Eppley, Jr.
     Trustee

     Ann Maynard Gray*
     ------------------------------------
     Ann Maynard Gray
     Trustee

     Matthew Healey*
     ------------------------------------
     Matthew Healey
     Trustee and President

     Robert J. Higgins*
     ------------------------------------
     Robert J. Higgins
     Trustee

     James J. Schonbachler*
     ------------------------------------
     James J. Schonbachler
     Trustee

     Leonard M. Spalding, Jr.*
     ------------------------------------
     Leonard M. Spalding, Jr.
     Trustee

                                 *By  /s/ David Wezdenko
                                      ------------------------------------------
                                      David Wezdenko
                                      Treasurer and
                                      Attorney-in-Fact